UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL Lifestyle Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CNL LIFESTYLE PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 29, 2011

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Lifestyle Properties, Inc. (the “Company”) on June 15, 2011, at 10:00 a.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”). The directors and executive officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy card, proxy statement, with notice setting forth the business to come before the Annual Meeting, and the Company’s 2010 annual report.

As of December 31, 2010, the Company had cumulatively raised approximately $3 billion in gross proceeds through its public offerings of its shares of common stock. Following its investment policies of acquiring carefully selected and well-located lifestyle and other income-producing properties, the Company believes it has invested the proceeds of the offerings in a unique portfolio of diversified assets with established long-term operating histories that it believes will provide long-term value to the stockholders. As of April 29, 2011, the Company owns a portfolio of 150 lifestyle properties consisting of the following diversified assets: 22 ski and mountain lifestyle properties, 53 golf facilities, 29 senior living facilities, 21 attractions, 17 marinas and eight additional lifestyle properties.

The Company’s third public offering of shares was completed on April 9, 2011. The Board of Directors determined, based on a number of factors which include the size and diversification of the portfolio and the current stage of the Company’s lifecycle, that the Company would not commence another offering of its shares. Going forward, the Company anticipates that it will continue to make select acquisitions with cash on hand and proceeds from borrowings, including the proceeds of a recently completed offering of unsecured senior notes, and shares offered through its reinvestment plan. In addition, the Company will focus on the management and oversight of its existing portfolio.

In the accompanying proxy statement, the Company’s board of directors (the “Board”) is requesting that you consider the re-election of five directors. The Board unanimously recommends that you vote “FOR ALL” to re-elect each of the nominated directors.

Your vote is critical. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. This year, you may authorize your proxy by Internet or telephone or vote by mailing your proxy card. Please complete and return the enclosed proxy card today. Voting will ensure your representation at the Annual Meeting if you choose not to attend in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.

Chairman of the Board

R. Byron Carlock, Jr.

Chief Executive Officer and President

CNL LIFESTYLE PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Meeting to be held June 15, 2011

To Our Stockholders:

Notice is hereby given that the 2011 annual meeting of stockholders of CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 15, 2011, at 10:00 a.m. Eastern Time (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the following purposes:

1.	To elect five directors of the Company for terms expiring at the 2012 annual meeting of stockholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 1, 2011 are entitled to notice of and to vote at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. All stockholders, whether or not they plan to attend the Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also authorize your proxy by Internet or telephone by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy card promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the Annual Meeting can be held. If you decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Holly Greer
Secretary

April 29, 2011

Orlando, Florida

PROXY STATEMENT

ANNEX 1: 2011 FORM OF PROXY

ANNEX 2: VOTING REMINDER FLYER

CNL LIFESTYLE PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors of CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m. Eastern Time on June 15, 2011 at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on April 1, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. This proxy statement, proxy card, notice setting forth matters upon which stockholders are entitled to vote, and the 2010 annual report are first being mailed to stockholders on April 29, 2011.

As of April 1, 2011, there were 300,708,340 shares of common stock of the Company outstanding and entitled to vote. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than one percent of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by voting promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of the five nominees named herein. With respect to any other business that may properly come before the stockholders for any vote at the Annual Meeting, your shares will be voted in the discretion of the proxy holder.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50 percent of the outstanding shares of common stock entitled to vote at the Annual Meeting constitutes a quorum. A stockholder may withhold his or her vote in the election of directors or may abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. Withheld votes and abstentions will have the effect of a vote against each nominee for director.

If sufficient votes for approval of any of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company intends to postpone or adjourn the Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Proxy Authorization by Internet or Telephone

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If you have questions about authorizing your proxy by telephone or internet, call Broadridge Financial Solutions, Inc., the Company’s proxy solicitor, toll free at 1-866-615-7869.

Please refer to the enclosed proxy card for instructions on how to submit your vote. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Revocation of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation at the Annual Meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the Annual Meeting and voting in person.

Solicitation Expenses

In addition to solicitation of proxies by mail and telephone by the Company’s proxy solicitor, directors and officers of the Company and certain employees of CNL Capital Markets Corp. and CNL Securities Corp., affiliates of the Company’s advisor, also may solicit proxies by telephone, e-mail, facsimile or other electronic means or in person, without additional remuneration. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies. Broadridge will charge the Company a base fee of $2,500, plus additional fees ranging from $0.50 to $3.75 per contact with stockholders via telephone, subject to a maximum fee of $40,000, and for reimbursement of reasonable out-of-pocket expenses.

Notice of Internet Availability of Proxy Materials

In accordance with new rules and regulations adopted by the Commission, in addition to mailing printed copies of proxy materials to stockholders, the Company is also providing access to these materials via the Internet. As more fully described on the proxy card, stockholders may now access and review our proxy materials, authorize their proxies and/or elect to receive next year’s proxy materials electronically via the web address provided below.

The Proxy Statement and the 2010 Annual Report to

Stockholders are available at www.proxyvote.com.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxies should be sent to the attention of the Company’s Secretary at this address.

The Company makes available free of charge on its Internet Web site www.cnllifestylereit.com the Company’s Annual Report on Form 10-K, as well as all other filings as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Secretary, Holly Greer, at the Company’s offices. Each such request must set forth a good faith representation that as of April 1, 2011, the person making the request was the beneficial owner of common stock entitled to vote at the Annual Meeting.

A copy of the Company’s Annual Report to stockholders for the year ended December 31, 2010, accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2012 annual meeting of stockholders or until their successors have been elected and qualify. Messrs. Seneff and Bourne have been directors since the Company’s inception in August 2003. The remaining independent directors have served since March 4, 2004. Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated, and other biographical information.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. A majority of all of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors.

A majority of the Company’s directors are required to be independent, as that term is defined in the Company’s Articles and is set forth below under “Board Independence.” Messrs. Douglas, Folken and Woody are independent directors (the “Independent Directors”).

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board:

James M. Seneff, Jr.

Robert A. Bourne

Bruce Douglas

Dennis N. Folken

Robert J. Woody

Directors and Executive Officers as of April 19, 2011.

Name	Age	Position
James M. Seneff, Jr.	64	Director and Chairman of the Board
Robert A. Bourne	64	Director, Vice Chairman of the Board and Treasurer
Bruce Douglas	78	Independent Director
Dennis N. Folken	76	Independent Director
Robert J. Woody	67	Independent Director
R. Byron Carlock, Jr.	48	Chief Executive Officer and President
Charles A. Muller	52	Chief Operating Officer and Executive Vice President
Joseph T. Johnson	36	Senior Vice President and Chief Accounting Officer (Principal Financial Officer)
Holly Greer	39	Senior Vice President, General Counsel and Secretary

James M. Seneff, Jr. Chairman of the Board and Director. Mr. Seneff has served as the chairman of our board and as the chairman of our advisor’s board, and subsequently as a director and the chief executive officer of our advisor’s managing member, since our inception in 2003. He is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including, as chairman (1988 to present), chief executive officer (1995 to present) and president (1980 to 1995) of CNL Financial Group, Inc., a diversified real estate company. Mr. Seneff serves or has served in similar capacities for a number of CNL Holdings’ affiliates, including: CNL Properties Trust, Inc., a newly formed corporation that intends to operate as a REIT and its advisor, CNL Properties Corp. (June 2010 to present); CNL Macquarie Global Growth Trust, Inc., a public, unlisted REIT, and its advisor, CNL Macquarie Global Growth Advisors, LLC (December 2008 to present); Macquarie CNL Global Income Trust, Inc. (March 2009 to present), a public unlisted REIT, and its advisor, Macquarie CNL Global Income Advisors, LLC (December 2008 to present); CNL Hotels & Resorts, Inc., a public, unlisted REIT, and its advisor, CNL Hospitality Corp. (1997 to 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, unlisted REIT, and its advisor, CNL Retirement Corp. (1997 to 2006); CNL Restaurant Properties, Inc., a public, unlisted REIT, and its advisor (1994 to 2005 (became self-advised); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); Trustreet Properties, Inc., a publicly traded REIT (2005 to 2007); CNL Securities Corp., the Managing Dealer for our public common stock offerings (1979 to present); CNL Capital Markets Corp. (1990 to present). Mr. Seneff is also the chairman and a principal stockholder of CNL Bancshares, Inc. (1999 to present), which owns CNLBank. Mr. Seneff received his degree in business administration from Florida State University.

As a result of these professional and other experiences, Mr. Seneff possesses particular knowledge of real estate acquisition, ownership and dispositions in a variety of public and private real estate investment vehicles. This experience strengthens the board’s collective knowledge, capabilities and experience. Mr. Seneff is principally responsible for overseeing the formulation of our company’s strategic objectives.

Robert A. Bourne. Vice Chairman of the Board, Treasurer and Director. Mr. Bourne has served as vice chairman of our board and our treasurer since 2003, as vice chairman and treasurer of our advisor from 2003 to 2007 and as a director and the president of our advisor’s managing member since 2003. He has served as an executive officer of CNL Financial Group, Inc. since 1984, and he also serves or has served as a director and executive officer for CNL Properties Trust, Inc. and its advisor (June 2010 to present) and as executive officer of CNL Macquarie Global Growth Trust and its advisor (December 2008 to present); Macquarie CNL Global Income Trust, Inc. (March 2009 to present) and its advisor (December 2008 to present); CNL Hotels & Resorts, Inc. and its advisor (1997 to 2006); CNL Retirement Properties, Inc. and its advisor (1997 to 2006); CNL Restaurant Properties, Inc. (1994 to 2005); National Retail Properties, Inc. (1996 to 2005); CNL Securities Corp. (1979 to present); and CNL Capital Markets Corp. (2000 to present). Mr. Bourne has also served as a director of Trustreet Properties, Inc. (2005 to 2007) and CNLBancshares, Inc. (1999 to present). Mr. Bourne was a certified public accountant employed by Coopers & Lybrand, Certified Public Accountants, from 1971 through 1978, and attained the position of tax manager in 1975. Mr. Bourne graduated with honors from Florida State University with a degree in Accounting.

Mr. Bourne is primarily responsible for setting the capital markets strategy and broadly overseeing the financial management of our Company. His background in capital markets and financial management enhances the board’s collective knowledge, capabilities and experience.

Bruce Douglas. Independent Director. Dr. Douglas has served as one of our Independent Directors since 2004. He additionally serves as an independent director for CNL Properties Trust, Inc. (October 2010 to present). Dr. Douglas founded and has been the chief executive officer of Harvard Development Company, a real estate development organization specializing in urban revitalization and rejuvenation since 2001. Dr. Douglas was the President of Sterling College from 2005 through 2008. Dr. Douglas founded The Douglas Company, a construction and engineering firm, and was chairman and chief executive officer between 1975 and 2001. Dr. Douglas is a member of the Taubman Center Advisory Board of Harvard University and serves on the boards of the Festival of Orchestras, Orlando EDC Governor’s Council, Orlando Museum of Art, Winter Park Public Library and the Rollins College Crummer School Board of Advisors. Dr. Douglas received his BA in Physics from Kalamazoo College in 1954, BS in Civil Engineering from the University of Michigan in 1955, MPA from Harvard University in 1995 and Ph.D. in History at the University of Toledo in 2004.

As a result of these professional and other experiences, Mr. Douglas possesses particular knowledge of real estate development and planning that strengthens the board’s collective knowledge, capabilities and experience.

Dennis N. Folken. Independent Director. Mr. Folken has served as one of our Independent Directors since 2004. He additionally serves as an independent director for CNL Properties Trust, Inc. (October 2010 to present). Mr. Folken is a retired certified public accountant who worked with several local accounting firms before joining Coopers & Lybrand, Certified Public Accountants, where he served as an office managing partner and group managing partner from 1969 until 1988. From 1989 until his retirement in 1997, Mr. Folken served as a manager of Devex Realty, Inc. & Comreal, Inc., a real estate brokerage firm, and an adviser to Fiduciary Associates, Inc., a trust administration company. Mr. Folken received a BA from Rollins College in 1956 and attended the University of Florida Graduate School of Business. He received his certified public accountant designation in 1957.

As a result of these professional and other experiences, Mr. Folken possess particular knowledge of accounting and tax practices that strengthens the board’s collective knowledge, capabilities and experience.

Robert J. Woody. Independent Director. Mr. Woody has served as one of our Independent Directors since 2004. He additionally serves as an independent director for CNL Properties Trust, Inc. (October 2010 to present). Mr. Woody serves as a partner in Elgin Energy Partners, LLC, the general partner of a private equity limited partnership in Washington, D.C. He also serves as Chairman of Elgin Energy, LLC, an engineering, technology and exploration company located in Colorado. He served as deputy chairman and general counsel for Northstar Financial Services Ltd. (2005 through 2008) and as CEO of Northstar Consulting Group, Inc. (2004 through 2008). Mr. Woody was the executive vice president and general counsel for Northstar Companies, Inc., an international wealth management firm, from 2002 until 2004. Before joining Northstar Companies, Inc., Mr. Woody was a partner at the law firm of Shook, Hardy & Bacon, L.L.P. (1997-2002). Mr. Woody received a Bachelor of Arts in 1966 and a J.D. in 1969 from the University of Kansas and undertook graduate legal study in international law at the University of Exeter, England, in 1972.

As a result of these professional and other experiences, Mr. Woody possesses particular knowledge of business management and government relations that strengthens the board’s collective knowledge, capabilities and experience.

R. Byron Carlock, Jr. Chief Executive Officer and President. Mr. Carlock has served as our president (April 2004 to present) and chief executive officer (September 2005 to present) and as president of our advisor (April 2004 to present). He additionally serves as president and chief executive officer for CNL Properties Trust, Inc. and its advisor (June 2010 to present). From March 1998 through June 1998 and since 2000, Mr. Carlock has served as the chairman and CEO of The Carlock Companies LLC, a Dallas-based advisory firm specializing in mergers, acquisitions and recapitalizations. Mr. Carlock, through The Carlock Companies, LLC and its predecessors, has provided consulting services to a number of our advisor’s affiliates. Prior to 2000, Mr. Carlock served as chief investment officer and executive vice president of Post Corporate Services and as president and chief operating officer of W.B. Johnson Properties, LLC. He was employed by the Trammell Crow Company and then Crow Holdings International in various capacities between 1987 and 1997, ultimately as managing director of capital markets for the last two years of that term. Mr. Carlock received an M.B.A. from the Harvard Business School in 1988 and a B.A. in Accounting from Harding University in Arkansas in 1984. Mr. Carlock is an inactive certified public accountant and a member of the Urban Land Institute and the Real Estate Round Table. He completed additional studies as a Rotary Scholar at the Chinese University of Hong Kong in 1985.

Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller has served as our and our Advisor’s chief operating officer since April 2004, our executive vice president since April 2005 and the executive vice president of our advisor since February 2005. He also serves as chief operating officer and executive vice president of CNL Properties Trust, Inc. and its advisor (June 2010 to present). Mr. Muller served as executive vice president and chief operating officer of CNL Hotels & Resorts, Inc., a public, unlisted REIT, and its advisor from 1997 to 2003. Before joining CNL Hotels & Resorts, Inc., Mr. Muller spent 15 years in hotel and resort sector investment, development and operations working for companies such as AIRCOA Hospitality Services, Inc., PKF Consulting, Wyndham Hotels & Resorts and Tishman Hotel Corporation. Mr. Muller currently serves on the Urban Land Institute, Recreational Development Council. He received a B.A. in Hotel Administration from Cornell University in 1981.

Joseph T. Johnson. Senior Vice President and Chief Accounting Officer. Mr. Johnson has served as senior vice president and chief accounting officer of us and our advisor since February 2007 and as our principal financial officer since April 9, 2011. He served as secretary of us and our advisor from January 2011 to March 2011. Mr. Johnson also serves as senior vice president, chief accounting officer of CNL Properties Trust, Inc. and its advisor since June 2010 and as its principal financial officer as of April 9, 2011. From July 2005 through February 2007, he was our and our advisor’s vice president of accounting and financial reporting. Prior to joining us, Mr. Johnson was employed by CNL Hospitality Corp. from 2001 to 2005, most recently as vice president of accounting and financial reporting. Prior to joining CNL Hospitality Corp., Mr. Johnson was employed in the audit practice of KPMG LLP. Mr. Johnson is a certified public accountant. He received a B.S. in Accounting in 1997 and a M.S. in Accounting in 1999 from the University of Central Florida.

Holly Greer. Senior Vice President, General Counsel and Secretary. Ms Greer has served as our senior vice president, general counsel and secretary since March 2011 and as senior vice president, legal affairs, of our advisor since April 19, 2011. Prior to that, she served as vice president and associate general counsel of us and our advisor since November 2009. Ms. Greer joined us in August 2006, when she initially served as acquisition counsel for our advisor until April 2007. From April 2007 until October 2009, Ms. Greer served as counsel to us and our advisor, overseeing real estate and general corporate legal matters. Ms. Greer also serves as senior vice president, general counsel and secretary for CNL Properties Trust, Inc. since March 2011 and as senior vice president, legal affairs, of its advisor since April 19, 2011. Prior to joining us, Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in Communications and Political Science from Florida State University and her J.D. from the University of Florida.

Board Leadership Structure: Board Independence

The Board is composed of five directors, with Mr. Seneff serving as the Chairman of the Board. The Company’s bylaws allow the roles of Chairman of the Board and Chief Executive Officer to be separated or combined, and the Board believes that it is appropriate to have these as separate positions at this time on account of the varying strengths, experiences and relationships of each of these individuals in the real estate industry. The Chairman, Mr. Seneff, has unique knowledge, experience and relationships with the Board and management and within a broad spectrum of the real estate market, and his continued role as Chairman provides significant value to the Company. Mr. Carlock, the Chief Executive Officer, has extensive experience and relationships in the sectors that the Company acquires and owns real estate properties and the Board believes that these attributes are complementary to the strengths of Mr. Seneff.

For the year ended December 31, 2010, each of Messrs. Douglas, Folken and Woody served as Independent Directors. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applied the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2010, each of Messrs. Douglas, Folken and Woody met the definition of “independent” under Section 303A.02 of the New York Stock Exchange listing standards.

Compensation of Independent Directors

During the year ended December 31, 2010, each independent director received a $45,000 annual fee for services as well as $2,000 per Board meeting attended whether they participated by telephone or in person. Each director serving on the Audit Committee received $2,000 per Audit Committee meeting attended whether they participated by telephone or in person. The Audit Committee Chair received an annual retainer of $10,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. In addition, each Director is entitled to receive $2,000 (or 2,000, in the case of the chairman of any committee) per meeting of any other committee of the Board of Directors attended or telephonic meeting of any such committee in which the Director participates. Independent directors are also paid $2,000 per day for their participation in certain meetings and other company-related business outside of normally scheduled Board meetings. No additional compensation is paid for attending the Annual Meeting.

The following table sets forth the compensation paid to the Company’s directors during the year ended December 31, 2010, for their service on the Board and audit committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff, Jr.	None	None
Robert A. Bourne	None	None
Bruce Douglas	$78,250	$78,250
Dennis N. Folken	$112,750	$112,750
Robert A. Woody	$78,250	$78,250

Board Meetings During Fiscal Year 2010

The Board met five times during 2010. Each member of the Board attended at least 75 percent of the total Board meetings. Each member of the Audit Committee attended 100 percent of the total Audit Committee meetings during 2010. Although the Company does not have a policy on director attendance at the annual meeting of stockholders, directors are encouraged to do so. Last year, all of the directors attended the Company’s annual meeting of stockholders.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2010, the Audit Committee was composed of Bruce Douglas, Dennis N. Folken and Robert J. Woody, each of whom has been determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is posted on the Company’s website at www.cnllifestylereit.com/n-filings.asp. The Audit Committee assists the Board by providing oversight responsibilities relating to:

•	The integrity of financial reporting;

•	The independence, qualifications and performance of the Company’s independent auditors;

•	The systems of internal controls;

•	The performance of the Company’s internal audit function; and

•	Compliance with management’s audit, accounting and financial reporting policies and procedures.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2010, the Audit Committee met four times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. Folken, the Chairman of the Audit Committee and an independent director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, including three “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have a formal policy regarding diversity. The Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by timely submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s office. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

Currently, the Company does not have a compensation committee because it does not have any employees and does not separately compensate its executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange or included for quotation on the National Market System of The NASDAQ Stock Market, the Company will form a compensation committee, the members of which will be selected by the full Board each year.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2010 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s Chief Executive Officer and Chief Financial Officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered certified public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication with those Charged with Governance,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and a letter from PricewaterhouseCoopers LLP required by Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report of the Company on Form 10-K for the year ended December 31, 2010, for filing with the Commission.

The Audit Committee:

Bruce Douglas

Dennis N. Folken

Robert J. Woody

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

•	The majority of the Board is independent of the Company and management, and all of the members of the Audit Committee are independent.

•	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

•	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company as well as all directors, officers and employees of the Company’s advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

•

The Company has adopted a “Whistleblower” Policy that applies to the Company and all employees of the Company’s advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Audit Committee Charter, Code of Business Conduct and Whistleblower Policy are available on the Company’s website at http://www.cnllifestylereit.com/n-filings.asp.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o the Secretary, CNL Lifestyle Properties, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

EXECUTIVE COMPENSATION

Board of Directors Report on Compensation

The following report of the Board does not constitute “soliciting material” and should not be deemed “filed” with the Commission or incorporated by reference into any other filing the Company makes under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Board has reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board has approved including the CD&A in this proxy statement.

The Board of Directors:

James M. Seneff, Jr. Robert A. Bourne Bruce Douglas Dennis N. Folken Robert J. Woody

Compensation Discussion and Analysis

The Company has no employees and all of its executive officers are officers of the advisor and/or one or more of the advisor’s affiliates and are compensated by those entities, in part, for their service rendered to the Company. The Company does not separately compensate its executive officers for their service as officers. The Company did not pay any annual salary or bonus or long-term compensation to its executive officers for services rendered in all capacities to the Company during the year ended December 31, 2010. See “Certain Relationships and Related Transactions” for a description of the fees paid and expenses reimbursed to the advisor and its affiliates.

If the Company determines to compensate named executive officers in the future, the Board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of the Company’s shares.

SECURITY OWNERSHIP

The following table sets forth as of April 1, 2011, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of its common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. The address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner(3)	Number of Shares Beneficially Owned		Percent of Shares
James M. Seneff, Jr.	50,046	(1)	(2)
Robert A. Bourne	—		—
Bruce Douglas	10,206		(2)
Dennis N. Folken	8,751		(2)
Robert J. Woody	—		—
R. Byron Carlock, Jr.	3,333		(2)
Tammie A. Quinlan	2,739		(2)
Charles A. Muller	2,500		(2)
Joseph T. Johnson	—		—
Holly Greer	—		—

All directors and executive officers as a group (9 persons)	77,575		(2)

FOOTNOTES:

(1)

This number represents shares attributed to Mr. Seneff as a result of his control of the advisor and CNL Financial Group, Inc. (“CFG”). The advisor is a wholly owned subsidiary of an affiliate of CFG. Mr. Seneff beneficially owns part of the advisor through his ownership of CFG.

(2)	This number represents less than one percent of all shares beneficially owned.
(3)	Tammie A. Quinlan resigned as Executive Vice President and Chief Financial Officer of the Company effective April 9, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

The Company believes, based upon a review of Company’s records and reports filed with the Commission with respect to 2010, that the Company’s directors, officers and 10 percent stockholders complied with all section 16(a) filing requirements during 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s advisor and certain of its affiliates receive fees and compensation in connection with the Company’s stock offerings and in connection with the acquisition, management and sale of its assets. The related-party fees and compensation incurred by the Company have been reviewed by its independent directors, who have determined that such transactions are fair and reasonable and are on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Certain directors and officers of the Company hold similar positions with both its advisor, CNL Lifestyle Advisor Corporation (the “Advisor”), which is both a stockholder of the Company as well as its advisor, and CNL Securities Corp. (the “Managing Dealer”), which serves as the managing dealer for the Company’s common stock offerings. The Company’s chairman of the board indirectly owns a controlling interest in CNL Financial Group, Inc., the parent company of the Advisor and Managing Dealer. The Advisor and Managing Dealer receive fees and compensation in connection with the Company’s stock offerings and the acquisition, management and sale of the Company’s assets.

For the years ended December 31, 2010, 2009 and 2008, the Company incurred the following fees (in thousands):

	Year Ended December 31,
	2010	2009	2008
Selling commissions	$23,141	$15,484	$21,899
Marketing support fee & due diligence expense reimbursements	9,931	6,654	9,392

Total	$33,072	$22,138	$31,291

The Managing Dealer was entitled to selling commissions of up to 7.0% of gross offering proceeds and marketing support fees of 3.0% of gross offering proceeds in connection with the Company’s public common stock offerings, as well as actual expenses of up to 0.10% of proceeds in connection with due diligence. A substantial portion of the selling commissions and marketing support fees and all of the due diligence expenses are reallowed to third-party participating broker dealers.

For the years ended December 31, 2010, 2009 and 2008, the Advisor earned fees and incurred reimbursable expenses as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Acquisition fees:(1)
Acquisition fees from offering proceeds	$10,990	$6,512	$10,239
Acquisition fees from debt proceeds	1,535	2,614	5,506

Total	12,525	9,126	15,745

Asset management fees:(2)	26,808	25,075	21,937

Reimbursable expenses:(3)
Offering costs	3,706	3,618	5,587
Acquisition costs	226	114	1,732
Operating expenses	9,254	9,616	4,235

Total	13,186	13,348	11,554

Total fees earned and reimbursable expenses	$52,519	$47,549	$49,236

FOOTNOTES:

(1)

Acquisition fees are paid for services in connection with the selection, purchase, development or construction of real property, generally equal to 3.0% of gross offering proceeds, and 3.0% of loan proceeds for services in connection with the incurrence of debt.

(2)

Asset management fees are equal to 0.08334% per month of the Company’s “real estate asset value,” as defined in the Company’s prospectus, and the outstanding principal amount of any mortgage loan as of the end of the preceding month.

(3)

The Advisor and its affiliates are entitled to reimbursement of certain expenses incurred on behalf of the Company in connection with the Company’s organization, offering, acquisitions, and operating activities. Pursuant to the advisory agreement, the Company will not reimburse the Advisor any amount by which total operating expenses paid or incurred by the Company exceed the greater of 2% of average invested assets or 25% of net income (the “Expense Cap”) in any expense year, as defined in the advisory agreement. For the expense years ended December 31, 2010, 2009 and 2008, operating expenses did not exceed the Expense Cap.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires disclosure by the Company of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than five percent of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has ten percent or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Company’s articles of incorporation (the “Articles”) contain, and/or the Board has adopted restrictions relating to (i) transactions between the Company and its Advisor or its affiliates, (ii) certain future offerings, and (iii) allocation of properties and loans among certain affiliated entities. These restrictions include the following:

Provision of goods and services—No goods or services will be provided by the Advisor or its affiliates to the Company except for transactions in which the Advisor or its affiliates provide those goods or services in accordance with article 4 of the Articles, or, if a majority of the Company’s directors (including a majority of the Independent Directors not otherwise interested in such transactions) approve such transactions as fair and reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Purchase or lease of properties—The Company will not purchase or lease properties in which the Advisor or its affiliates have an interest without the determination, by a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction), that such transaction is fair, competitive and commercially reasonable to the Company and at a price no greater than the cost of the asset to the Advisor or its affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event shall the Company acquire any such asset at an amount in excess of its appraised value. Further, the Company will not sell or lease properties to the Advisor or its affiliates unless a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction) determine the transaction is fair and reasonable to the Company.

Loans to affiliates—The Company will not make loans to its Sponsor, CFG, Advisor, directors or any affiliates thereof, except (a) loans subject to the restrictions governing loans in the Articles or (b) to its subsidiaries or to ventures or partnerships in which the Company holds an interest. Any loans to the Company by the Advisor or its affiliates must be approved by a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction) as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

Suitable investment opportunities—The Board and the Advisor have agreed that, in the event an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. (The Board and the Advisor have agreed that for purposes of this conflict resolution procedure, an investment opportunity will be considered “offered” to the Company when an opportunity is presented to the board of directors for its consideration.) In determining whether or not an investment opportunity is suitable for more than one entity, the Advisor and its affiliates will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by types of properties and geographic area, and on diversification of the tenants of each entity’s properties (which also may affect the need for one of the entities to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each entity, the size of the investment, the amount of funds available to each entity, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor and its affiliates, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity affiliated with the Advisor or its affiliates may make the investment.

Voting of shares—With respect to shares owned by the Advisor, the Company’s directors, or any affiliate thereof, neither the Advisor, nor the Company’s directors, nor any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Advisor, directors, or any affiliate thereof or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, directors, and any affiliate thereof may not vote or consent, any shares owned by any of them shall not be included.

INDEPENDENT AUDITORS

Upon recommendation of and approval by the Audit Committee, including the Independent Directors, PricewaterhouseCoopers LLP (“PwC”) has been selected to act as independent auditors for the Company for 2011. PwC has served as the independent auditors since the Company’s inception in 2003.

A representative of PwC will be present at the Annual Meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Auditor Fees

The following table sets forth the aggregate fees billed by PwC for 2010 and 2009 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table (amounts in thousands).

	2010	2009
Audit fees	$685	$964
Audit-related fees	—	—
Tax fees	458	420
All other fees	—	—

Total fees	$1,143	$1,384

Audit Fees—Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements included in its Form 10-K and quarterly reviews of the Company’s interim financial statements included in its Form 10-Q. Audit fees also include fees for services performed by PwC that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include the issuance of comfort letters and consents related to the Company’s registration statements and capital raising activities, assistance with and review of other documents filed with the Commission and accounting advice on completed transactions.

Audit Related Fees—Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees—Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees—Consists of services related to seminars that would be classified as other fees during 2010 and 2009.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee Charter, as adopted by the Audit Committee in May 2004, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit

Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those stated herein. If any other business should come before the Annual Meeting, the person(s) named in the enclosed proxy will vote thereon in their discretion.

PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2012 must be received at the Company’s office at 450 South Orange Avenue, Orlando, Florida 32801 no later than January 1, 2012.

Notwithstanding the aforementioned deadline, under the Company’s Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2012 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than March 18, 2012 and no later than April 16, 2012.

By Order of the Board of Directors,

Holly Greer
Secretary

April 29, 2011

Orlando, Florida

ANNEX 1

2011 FORM OF PROXY

P.O. BOX 4920 ORLANDO, FL 32802-4920

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.CNLLifestyleREIT.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M33712-P10952             KEEP THIS PORTION FOR  YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CNL LIFESTYLE PROPERTIES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:
1.	Election of Five Directors, each for a one-year term		☐	☐	☐
Nominees
	01)	Bruce Douglas
	02)	Dennis N. Folken
	03)	Robert J. Woody
	04)	Robert A. Bourne
	05)	James M. Seneff, Jr.

							For	Against	Abstain

2.	Proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.						☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual shareholders meeting, the proxy statement with respect thereof and our annual report to shareholders with respect to our 2010 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2010 Annual Report to Stockholders are available at:

www.proxyvote.com

M33713-P10952

PROXY CNL LIFESTYLE PROPERTIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Lifestyle Properties, Inc., the “ Company,” which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 15, 2011, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, on all matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 29, 2011, a copy of which has been received by the undersigned.

This Proxy will be voted as directed. If the proxy is returned signed, but no direction is given, it will be voted “FOR” the matters stated.
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

ANNEX 2

VOTING REMINDER FLYER

For your convenience, cast your

vote via telephone, mail or Internet.

But most importantly…

Please Vote!

☒	Please Vote…

We encourage you to cast your vote promptly so we can avoid additional costs associated with soliciting your vote. Your vote will not be cast automatically for you.

☒	Read the Enclosed Materials…

Enclosed is the following information for the CNL Lifestyle Properties, Inc.

Annual Meeting of Stockholders:

•	2010 Annual Report

•	Proxy Statement that describes the proposals to be voted upon

•	Proxy card for each registration*

*	You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☒	Complete the Proxy Card and Return by Mail…

On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

…Or Vote by Telephone

Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

…Or Vote by Internet

Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.

If you voted by telephone or the Internet, please DO NOT mail back the proxy card.

☒	For Assistance…

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Financial Solutions, Inc., at (866) 615-7869.

Thank you!

We appreciate your participation and support. Again, please be sure to vote.

Your vote is important!